UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 29, 2025

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GXO LOGISTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-40470 (Commission File Number)	86-2098312 (IRS Employer Identification No.)

Two American Lane Greenwich, Connecticut		06831
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 489-1287

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	GXO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2025, the Board of Directors (the “Board”) of GXO Logistics, Inc. (the “Company”) expanded the size of the Board from nine to ten directors and appointed Patrick J. Byrne to the Board as an independent director, effective immediately, in accordance with the Company’s Second Amended and Restated Bylaws (the “Bylaws”). The Board has determined that Mr. Byrne is an independent director in accordance with the Company’s Corporate Governance Guidelines (the “Guidelines”) and the applicable listing standards of the New York Stock Exchange (the “NYSE”). Pursuant to the Bylaws, Mr. Byrne will serve for a term to expire at the 2026 annual meeting of stockholders or until his respective successor shall have been duly elected and qualified or until his earlier resignation or removal.

Mr. Byrne, age 64, formerly served as Senior Vice President of Operational Transformation at General Electric Company (NYSE: GE) (a multinational conglomerate) from August 2022 until his retirement in March 2024. In this role, he was responsible for driving GE’s priorities around safety, quality, delivery and cost. From 2019 to 2022, Mr. Byrne served as Chief Executive Officer of GE Digital (a subsidiary of GE) where he led the company’s software businesses focused on digital transformation. Prior to GE, from 2016 to 2019, Mr. Byrne served as Senior Vice President at Fortive Corporation (NYSE: FTV) (an industrial technology conglomerate), and from 2014 to 2019 served as President – Tektronix at Danaher Corporation (NYSE: DHR) (a globally diversified conglomerate) where he led multiple technology businesses. He has served as a member of the board of directors for multiple publicly traded companies, including currently serving as non-executive Chair of the Board for Diebold Nixdorf, Incorporated (NYSE: DBD), since 2023, and Chairman of the Board for Verra Mobility (Nasdaq: VRRM), since 2020, and previously serving as an independent director at Micron Technology (Nasdaq: MU) from 2011 to 2020. Mr. Byrne holds a Bachelor of Science degree in electrical engineering from the University of California, Berkeley and a Master of Science in electrical engineering from Stanford University.

There have been no related party transactions between the Company and Mr. Byrne that would be reportable under Item 404(a) of Regulation S-K and Mr. Byrne has no family relationships with any of the Company’s directors or executive officers.

On July 30, 2025, Jason Papastavrou, Ph.D. notified the Company of his resignation from the Board, effective as of July 30, 2025.

Also on July 30, 2025, the Board appointed Michael Kneeland to the Board as an independent director, effective as of July 30, 2025, in accordance with the Bylaws. The Board has determined that Mr. Kneeland is an independent director in accordance with the Guidelines and the applicable listing standards of the NYSE. Pursuant to the Bylaws, Mr. Kneeland will serve for a term to expire at the 2026 annual meeting of stockholders or until his respective successor shall have been duly elected and qualified or until his earlier resignation or removal.

Mr. Kneeland , age 71, currently serves as non-executive Chair of the Board of United Rentals, Inc. (NYSE:URI), a position he has held since May 2019, following his retirement as the CEO of United Rentals, a position he held from 2008. He has served as a member of the Board of United Rentals since 2008. From 2008 until March 2018, he also served as President and from 2007 to 2008 he served as interim CEO of United Rentals. Mr. Kneeland joined United Rentals in 1998 as district manager upon its acquisition of Equipment Supply Company and held a variety of management roles from 1998 to 2007, including being named as Executive Vice President-Operations in 2003. His more than 35 years of management experience in the equipment rental industry includes key positions in sales and operations with private, public and investor-owned companies, including Free State Industries, Inc. (“Free State”). Mr. Kneeland served as Free State’s president from 1995 until the company was sold to Equipment Supply Company in 1996. From 1996 to 1998, he served as general manager for Rylan Rents d/b/a Free State Industries, a division of Equipment Supply. At the time it was acquired by United Rentals, Equipment Supply was the largest aerial equipment rental company in North America. Mr. Kneeland has served as non-executive Chair of the board of directors of Gildan Activewear Inc. (NYSE:GIL), since 2024, and as non-executive Chair of the board of directors of Maxim Crane, a private company, since 2020. Mr. Kneeland previously served on the board of directors of America Tire Distributors, one of the largest independent suppliers of tires, wheels and supplies to the automotive market, from 2019 to 2025; on the board of directors of Anticimex Group, a private pest-control company with headquarters in Stockholm, Sweden, from 2017 to 2021; on the board of directors of Brinks Home

Security, a former publicly traded company, from 2019 to 2023; on the board of directors of YRC Worldwide, Inc., a publicly traded company, from 2011 to 2019; and on the National Advisory Board for the Johns Hopkins Berman Institute of Bioethics, from 2015 to 2024.

There have been no related party transactions between the Company and Mr. Kneeland that would be reportable under Item 404(a) of Regulation S-K and Mr. Kneeland has no family relationships with any of the Company’s directors or executive officers.

As a non-employee director, each of Mr. Byrne and Mr. Kneeland will be entitled to receive an annual cash retainer of $80,000 and an annual grant of restricted stock units (“RSUs”) worth $190,000, which is granted on the date of the annual meeting of stockholders and vests on the earlier of (i) the first anniversary of the grant date and (ii) the date of the next annual meeting of stockholders. The number of RSUs granted is determined by dividing $190,000 by the average of the closing price of the Company’s common stock on the ten trading days immediately preceding the grant date. For their service as directors during 2025, each of Mr. Byrne and Mr. Kneeland shall receive a prorated grant of 2,926 RSUs and 2,915 RSUs, respectively, that will vest on the earlier of (i) May 13, 2026 and (ii) the date of the next annual meeting of stockholders, subject to each of Mr. Byrne’s and Mr. Kneeland's continued service as a director of the Company.

Item 7.01	Regulation FD Disclosure.
On July 31, 2025, the Company issued a press release announcing the appointment of Mr. Byrne and Mr. Kneeland to the Board. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated July 31, 2025, issued by GXO Logistics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 31, 2025	GXO LOGISTICS, INC.

	By:	/s/ Karlis P. Kirsis
	Name:	Karlis P. Kirsis
	Title:	Chief Legal Officer